FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


DATE OF REPORT (Date of earliest event reported): August 11, 1998


                               Global A, Inc.
           (Exact name of registrant as specified in its charter)


        Delaware                   0-17941            22-2686442
(State or other juris-           (Commission         (IRS Employer
diction of incorporation)        File Number)      Identification No.)

                    2300 Northlake Centre Drive, Suite 200
                           Tucker, Georgia 30084
                  (Address of Principal Executive Offices)

               Registrant's telephone number:  (770)496-4565

                                  FORM 8-K

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 28, 1998, the Board of Directors of the Registrant elected to dismiss Tanner+Co as independent auditors for the Registrant, and engage Grant Thornton, LLP as independent auditors for the Registrant. Tanner+Co audited the Registrant for the two most recent fiscal years ended December 31, 1997 and December 31, 1996. During those years, the Registrant did not have any assets or operations. In June 1998, the Registrant agreed to acquire all of the common stock of Emission Control, SDN BHD ("EC"), a Malaysian corporation, by the issuance of 10,000,000 shares of common stock to the shareholders of EC, which gave the shareholders of EC voting control over the Registrant. In connection with the acquisition of EC, the existing Board of Directors of the Registrant resigned, and affiliates of EC were appointed to the Board of Directors of the Registrant. Prior to the completion of the acquisition of EC by the Registrant, EC had retained Grant Thornton, LLP as its independent auditor. Because the assets and operations of EC constitute substantially all of the assets and operations of the Registrant, the Board of Directors of the Registrant determined that it was in the Registrant's best interests to retain Grant Thornton, LLP, instead of Tanner+Co, as the Registrant's independent auditors. The Registrant's Board of Directors does not have a separate audit committee.

Tanner+Co's opinion on financial statements for the Registrant for the past two years were qualified as being on a liquidation basis. To the best of the Registrant's knowledge, during the previous two fiscal years and the subsequent interim period, there were no disagreements with Tanner+Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 5.   OTHER EVENTS

On August 11, 1998, the Registrant amended its Certificate of Incorporation to (a) change its name to Global A, Inc., (b) increase the number of authorized shares of common stock from 25,000,000 to 40,000,000, (c) increase the number of authorized shares of preferred stock from 4,550 to 5,000,000, and (d) change the par value of the preferred stock from $100 per share to $0.01 per share. As permitted by the Delaware General Corporation Law, the amendment was approved by the written consent of a majority of the shareholders of the Registrant entitled to vote instead of by a shareholders meeting.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements of businesses acquired: Not Applicable.

      (b) Pro forma financial information: Not Applicable.

      (c) Exhibits:

          3.1    Certificate of Amendment to Restated Articles of
                 Incorporation.

          16.1 Letter from Tanner+Co. regarding change in certifying accountant.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

Not applicable.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL A, INC.

Date: 9/1/98                       By:  /s/ John Ranko Lozo
                                   _____________________________
                                   John Ranko Lozo, Vice President